UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    May 13, 2015

ML SELECT FUTURES I L.P.
(Exact name of registrant as specified in its charter)

Delaware	0-50269	13-3879393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Merrill Lynch Alternative Investments LLC
250 Vesey Street, 11th Floor
New York, NY 10080
(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code: (609) 274-5838

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)           ML Select Futures I L.P. (the “Registrant”) has been governed and operated pursuant to its Twelfth Amended and Restated Limited Partnership Agreement dated as of March 11, 2011 as amended by an Amendment dated as of September 30, 2013 (the “Partnership Agreement”).  Merrill Lynch Alternative Investments LLC is the sponsor and general partner (the “General Partner”) of the Registrant.

(1)           On May 13, 2015 the Partnership Agreement was further amended, effective as of July 1, 2015 (the “Amendment”).

(2)           The Amendment removes the General Partner’s obligation to maintain a capital investment of a specified size in the Registrant.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

3.02(i)	Amendment dated as of July 1, 2015 to the Twelfth Amended and Restated Limited Partnership Agreement of ML Select Futures I L.P.

3.02(ii)	Amendment dated as of September 30, 2013 to the Twelfth Amended and Restated Limited Partnership Agreement of ML Select Futures I L.P.

3.02(iii)	Twelfth Amended and Restated Limited Partnership Agreement of ML Select Futures I L.P. dated as of March 11, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ML SELECT FUTURES I L.P.

By: Merrill Lynch Alternative Investments LLC, its general partner

By:	/s/ Barbra E. Kocsis
Name: Barbra E. Kocsis
Position: Chief Financial Officer

Date:  May 19, 2015

ML SELECT FUTURES I L.P.

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

3.02(i)	Amendment dated as of July 1, 2015 to the Twelfth Amended and Restated Limited Partnership Agreement of ML Select Futures I L.P.

3.02(ii)	Amendment dated as of September 30, 2013 to the Twelfth Amended and Restated Limited Partnership Agreement of ML Select Futures I L.P.

3.02(iii)	Twelfth Amended and Restated Limited Partnership Agreement of ML Select Futures I L.P. dated as of March 11, 2011.